Financial Income and Expenses	12 Months Ended
Dec. 31, 2019
Financial Income And Expenses [Abstract]
Financial Income and Expenses
21.	FINANCIAL INCOME AND EXPENSES

Financial income and expenses	Year ended
(in € thousands)	2017/12/31	2018/12/31	2019/12/31
	(*)	(*)
Financial income
Interest income	389	202	2,626
Foreign exchange gain	59	101	2,272
Other financial income	195	425	324
TOTAL - Financial income	642	728	5,221
Financial expenses
Interest expenses	(2,309)	(10,955)	(11,289)
Interest expenses for leases	(10)	(21)	(148)
Foreign exchange losses	(764)	(127)	(1,657)
Other financial expenses	(13)	(14)	(17)
TOTAL - Financial expenses	(3,096)	(11,118)	(13,110)
FINANCIAL GAIN (LOSS)	(2,453)	(10,391)	(7,889)

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* The Group applied IFRS 16 “Leases” from January 1, 2019 using the modified retrospective method, and therefore, the comparative information for 2017 and 2018 has not been restated. The impact of this application is presented in note 4.7.2 Application of the new IFRS 16 standard.

Financial expenses for loans and borrowings are due to the interest on the OCEANEs, mainly due to interest payments at a rate of 3.5% and the discounting of the bond debt at an effective interest rate of 7.2%. The discounting of bond debt consists of bringing the amount of the debt component of the bond issue to the amount that will be repaid (or converted) at maturity, by the recognition of a theoretical annual interest expense resulting from the accretion over the period of an amount equivalent to the equity component at an effective interest rate.

The increase in financial income is due to the increase in interest on term accounts.  GENFIT has decided to keep some of its cash in US dollars.  See note 6.6 “Cash and cash equivalents”.